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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 20, 2008

                         SunCom Wireless Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                   1-15325                   23-2974475
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
 of incorporation)                                       Identification No.)


                                1100 Cassatt Road
                           Berwyn, Pennsylvania 19312
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          (Address of principal executive offices, including zip code)


                                 (610) 651-5900
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              (Registrant's telephone number, including area code)


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              (Former name or address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



Item 5.02. Departure of Directors.

Michael E. Kalogris, Scott I. Anderson, Niles K. Chura, Patrick H. Daugherty, Jerry V. Elliott, G. Edward Evans, Gustavo A. Prilick, Karim Samii, Joseph Thornton and James J. Volk each submitted a letter of resignation, dated February 20, 2008, resigning as a director effective upon the consummation of our merger with a wholly-owned subsidiary of T-Mobile USA, Inc. (the "Merger"). Mr. Kalogris will remain chief executive officer for a transition period.


Item 8.01. Other Events.

On February 22, 2008, we announced the consummation of the Merger. A copy of the press release announcing the consummation of the Merger is attached as Exhibit
99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit:

         99.1     Press Release dated February 22, 2008.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SUNCOM WIRELESS HOLDINGS, INC.


Dated: February 22, 2008      By: /s/ Eric Haskell
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                                 Eric Haskell
                                 Executive Vice President and
                                 Chief Financial Officer

                                                                  Exhibit 99.1


                                [T-Mobile Logo]

              T-Mobile USA Completes Acquisition of SunCom Wireless

      More than 1.1 Million New Customers to Benefit from Industry-Leading
              Customer Service, National Network and Rich Personal
                       Communication Products and Services


BELLEVUE, Wash. and BERWYN, Pa. - Feb. 22, 2008 - T-Mobile USA, Inc., and SunCom Wireless Holdings, Inc. (NYSE: TPC) today announced the completion of T-Mobile's acquisition of SunCom Wireless. This means more than 1.1 million customers in North Carolina, South Carolina, Tennessee, Georgia, Puerto Rico and the U.S. Virgin Islands will now be able to benefit from T-Mobile's award-winning customer service and the unique products and services offered by T-Mobile.

The acquisition enhances T-Mobile's network coverage. The company now serves 98 of the top 100 markets nationally.

"We look forward to offering our new customers in the Southeastern U.S. and Puerto Rico T-Mobile's industry-leading customer service, quality national network and unique personal communications products and services that help customers stay connected to those who matter most," said Robert Dotson, president and chief executive officer of T-Mobile USA.

T-Mobile recently earned the highest ranking in the J.D. Power and Associates Wireless Customer Care Performance Study, the seventh consecutive period it has held the top spot.

T-Mobile and SunCom Wireless announced their merger agreement in September 2007. The deal received Federal Communications Commission approval February 8.

Through this acquisition, T-Mobile USA expects to significantly expand its national network to cover 259 million Americans, an increase from 244 million. T-Mobile USA also expects to realize synergies with a net present value (NPV) of approximately $1 billion through reduced roaming and operating expenses. Plus, the company anticipates further upside growth opportunities through the addition of the new markets.


Forward-looking statements

This press release contains forward-looking statements that reflect the current views of Deutsche Telekom's, T-Mobile USA's and SunCom's management with respect to future events. They are generally identified by the words "expect," "anticipate," "believe," "intend," "estimate," "aim," "goal," "plan," "will," "seek," "outlook" or similar expressions and include generally any information that relates to expectations or targets for revenue or other performance measures. Forward-looking statements are based on current plans, estimates and projections. You should consider them with caution. Such statements are subject to risks and uncertainties, most of which are difficult to predict and are generally beyond Deutsche Telekom's, T-Mobile USA's or SunCom's control, including those described in the sections "Forward-Looking Statements" and "Risk Factors" of Deutsche Telekom's Form 20-F and SunCom's Form 10-K reports filed with the U.S. Securities and Exchange Commission, copies of which may be obtained by contacting the investor relations department of Deutsche Telekom or SunCom via their websites, www.telekom.com and www.suncom.com. Among the relevant factors are the impact of other significant strategic or business initiatives, including acquisitions, dispositions and business combinations and cost saving initiatives that may have a material adverse effect on costs and revenue development. These factors also include risks that the acquisition disrupts current plans and operations; the potential difficulties in employee retention as a result of the acquisition; and the ability to recognize the benefits of the acquisition. If these or other risks and uncertainties materialize, or if the assumptions underlying any of these statements prove incorrect, Deutsche Telekom's, T-Mobile USA's and SunCom's actual results may be materially different from those expressed or implied by such statements. Deutsche Telekom, T-Mobile USA and SunCom can offer no assurance that their expectations or targets will be achieved and do not assume any obligation to update forward-looking statements to take new information or future events into account or otherwise.

About T-Mobile USA, Inc.

Based in Bellevue, Wash., T-Mobile USA, Inc., is the U.S. operation of Deutsche Telekom AG's (NYSE: DT) Mobile Communications Business, and a wholly owned subsidiary of T-Mobile International, one of the world's leading companies in mobile communications. By the end of the fourth quarter of 2007, 120 million mobile customers were served by the mobile communication segments of the Deutsche Telekom group -- 28.7 million by T-Mobile USA -- all via a common technology platform based on GSM, the world's most widely used digital wireless standard. T-Mobile's innovative wireless products and services help empower people to connect effortlessly to those who matter most. Multiple independent research studies continue to rank T-Mobile highest, in numerous regions throughout the U.S. in wireless customer care. For more information, please visit www.t-mobile.com. T-Mobile is a federally registered trademark of Deutsche Telekom AG.



For More Information Contact:
T-Mobile USA Media Relations
425-378-4002
mediarelations@t-mobile.com

For more information, please visit www.t-mobile.com for T-Mobile USA, Inc.; www.t-mobile.net for T-Mobile International; and www.telekom.com/investor-relations for Deutsche Telekom.